UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 12, 2019

PAYMENT DATA SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-30152	98-0190072
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

3611 Paesanos Parkway, Suite 300, San Antonio, TX	78231
(Address of principal executive offices)	(Zip Code)
  (210) 249-4100
(Registrant’s telephone number, including area code)
Not applicable.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01     Entry into a Material Definitive Agreement.
On February 12, 2019, we entered into a placement agency agreement with Maxim Group LLC, or the Placement Agent, pursuant to which the Placement Agent agreed to serve as the sole placement agent, on a “reasonable best efforts” basis, in connection with the registered direct public offering of 769,230 shares of our common stock, par value $0.001, at an offering price of $2.60 per share through the Placement Agent, or the Registered Direct Offering. Also on February 12, 2019, to effect the Registered Direct Offering, we entered into a share purchase agreement with an institutional investor named in the signature pages thereto pursuant to which we agreed to issue and sell the shares directly to the investor at the offering price.

We expect to receive aggregate net proceeds, after deducting Placement Agent fees and other estimated expenses related to the Registered Direct Offering, in the amount of approximately $1.8 million. We intend to use the net proceeds from this offering for general corporate purposes, potential strategic acquisitions and working capital.

The closing of the Registered Direct Offering is expected to take place on February 14, 2019, subject to customary closing conditions.

The shares of common stock are being offered and sold to the public pursuant to our shelf registration statement on Form S-3 (File No. 333-221178) initially filed with the Securities and Exchange Commission on October 27, 2017, and declared effective on December 6, 2017. A prospectus supplement relating to the Registered Direct Offering is expected to be filed with the Commission on February 13, 2019.

The share purchase agreement contains customary representations, warranties and agreements by us and customary conditions to closing. Under the share purchase agreement, we have agreed not to enter into any agreement to issue or announce the issuance or proposed issuance of any common stock or common stock equivalents for a period of 30 days following the closing of the offering.

Pursuant to the placement agency agreement, we have agreed to pay the Placement Agent a cash placement fee equal to 6% of the aggregate gross proceeds raised in this offering from sales arranged for by the Placement Agent. Subject to certain conditions, we also have agreed to reimburse all travel and other out-of-pocket expenses of the Placement Agent in connection with this offering, including but not limited to legal fees, up to a maximum of $40,000.

If we elect to terminate this offering for any reason, other than the Placement Agent’s material failure to provide the placement services, and, if within one month following the termination, we complete any financing of equity, equity-linked or debt or other capital raising activity, then we will be required to pay to the Placement Agent upon the closing of the financing the cash placement fee described above.

The placement agency agreement contains customary representations, warranties and agreements by us and customary conditions to closing. We have agreed to indemnify the Placement Agent against certain liabilities, including liabilities under the Securities Act of 1933, as amended, and liabilities arising from breaches of representations and warranties contained in the Placement Agreement, or to contribute to payments that the Placement Agent may be required to make in respect of those liabilities.

The description of the Registered Direct Offering does not purport to be complete and is qualified in its entirety by reference to the complete text of the share purchase agreement by and among us and the investor, dated February 12, 2019, and the placement agency agreement by and among us and Maxim Group LLC, dated February 12, 2019, which are filed as Exhibits 10.1 and 10.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

The prospectus supplement relating to the Registered Direct Offering will be filed with the Securities and Exchange Commission and will be available on the Commission’s web site at http://www.sec.gov. Copies of the prospectus supplement may also be obtained from Maxim Group LLC, 405 Lexington Avenue, New York, NY 10174, at (212) 895-3745.

This report does not constitute an offer to sell or the solicitation of an offer to buy, and these securities cannot be sold in any state or jurisdiction in which this offer, solicitation, or sale would unlawful prior to registration or qualification under the securities laws of any state or jurisdiction. Any offer will be made only by means of a prospectus, including a prospectus supplement, forming a part of the effective registration statement.

This report contains forward-looking statements. Forward-looking statements include, but are not limited to, statements that express our intentions, beliefs, expectations, strategies, predictions or any other statements related to its future activities or future events or conditions. The words “continue,” “will,” “bring,” “believe,” “estimate,” “expect,” “intend,” “plan,” “expand,” “should,” “likely,” and similar expressions as they relate to us or our management are intended to identify these forward-looking statements. These statements are based on current expectations, estimates and projections about our business based, in part, on assumptions made by management. These statements are not guarantees of future performances and involve risks, uncertainties and assumptions that are difficult to predict. Therefore, actual outcomes and results may differ materially from what is expressed or forecasted in the forward-looking statements due to numerous factors, including risks related to the realization of the anticipated opportunities from the Singular acquisition, management of our growth, the loss of key resellers, the relationships with the Automated Clearinghouse network, bank sponsors, third-party card processing providers and merchants, the loss of key personnel, growing competition in the electronic commerce market, the security of the Company’s software, hardware and information, and compliance with complex federal, state and local laws and regulations, and other risks detailed from time to time in its filings with the SEC, including those risks discussed in the Company’s Annual Report on Form 10-K and in other documents that we file from time to time with the SEC. Any forward-looking statement speaks only as of the date as of which such statement is made, and, except as required by law, we undertake no obligation to update any forward-looking statement to reflect events or circumstances, including unanticipated events, after the date as of which such statement was made.

Item 9.01    Financial Statements and Exhibits.

10.1	Placement Agency Agreement dated February 12, 2019, by and between Payment Data Systems, Inc. and Maxim Group LLC.
10.2	Share Purchase Agreement dated February 12, 2019, by and between Payment Data Systems, Inc. and the investor.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

 PAYMENT DATA SYSTEMS, INC.
Date: February 13, 2019
By:    /s/ Louis A. Hoch
Name:     Louis A. Hoch

Title:	Chief Executive Officer and President